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Exhibit 99(a)(1)(B)

          Letter of Transmittal
to Tender Shares of Common Stock
of
 LOWRANCE ELECTRONICS, INC.
Pursuant to the Offer to Purchase dated January 31, 2006
by
 Navico Acquisition Corp.
a wholly owned subsidiary of
 SIMRAD YACHTING AS

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 28, 2006, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is: Mellon Investor Services LLC
By Mail:	By Overnight Courier:	By Hand:
Reorganization Department PO Box 3301 South Hackensack, NJ 07606 Attn: Reorganization Department	Reorganization Department 480 Washington Blvd. Mail Drop — Reorg. Jersey City, NJ 07310 Attn: Reorganization Department, 27th Floor	Reorganization Department 120 Broadway, 13th Floor New York, NY 10271 Attn: Reorganization Department
By Manually Signed Facsimile Transmission: (for Eligible Institutions only) Fax: 201-680-4626 Confirm Facsimile By Telephone: Tel: 201-680-4860

          Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the substitute form W-9 set forth below. The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED

Name(s) and Addresses of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

	Share Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Number of Shares Tendered(2)

Total Shares Tendered

(1)
Need not be completed by stockholders who deliver Shares by book-entry transfer

(2)
Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

          This Letter of Transmittal is to be used by stockholders of Lowrance Electronics, Inc. (the "Company"), if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof).

          Stockholders whose certificates for Shares ("Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.

TENDER OF SHARES

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:
Account Number:
Transaction Code Number:
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution that Guaranteed Delivery:
If delivery is by book-entry transfer, provide the following:
Account Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          The undersigned hereby tenders to Navico Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Simrad Yachting, AS, a stock corporation incorporated under the laws of Norway ("Parent"), the above-described shares of common stock, par value $.10 per share, of Lowrance Electronics, Inc. (the "Shares"), a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares, at a purchase price of $37.00 per Share, net to the seller in cash and without interest (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 31, 2006 (the "Offer to Purchase"), and the related Letter of Transmittal and instructions thereto (which, as they may be amended or supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged.

          Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Mellon Investor Services LLC (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

          By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Hugo Maurstad, and Reynir Indahl, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

          All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender of Shares hereby is irrevocable.

          The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

          Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

            To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue:	☐ Check ☐ Certificate(s) to:
Name	(Please Print)
Address

(Include Zip Code)
(Taxpayer Identification or Social Security Number) (Also Complete Substitute Form W-9 Below)
☐ Credit shares tendered by book-entry transfer that are not accepted for payment to the account set forth below:
(Depository Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

            To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail:	☐ Check ☐ Certificate(s) to:
Name	(Please Print)
Address

(Include Zip Code)
(Taxpayer Identification or Social Security Number) (Also Complete Substitute Form W-9 Below)

IMPORTANT
STOCKHOLDER: SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

(Signature(s) of Owner(s))
Name(s)

Capacity (Full Title):	(See Instructions)
Address
(Include Zip Code)
Area Code and Telephone Number
Taxpayer Identification or Social Security Number	(See Substitute Form W-9)
Dated	, 200

            (Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  GUARANTEE OF SIGNATURE(S)
  (If required — See Instructions 1 and 5)

Authorized Signature(s)
Name:
Name of Firm
Address
(Include Zip Code)
Area and Telephone Number
Dated:	, 200

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

          1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

          2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

          No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

          3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

          4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered" in the "Description of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

          5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

          If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

          If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

          If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made or Share Certificate(s) not tendered or not accepted for payment are to be issued in the name of any person(s) other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

          6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

          Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

          7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A stockholder who tenders Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Facility designated above.

          8.    Substitute Form W-9.    To avoid backup withholding, a tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering stockholder has been notified by the Internal Revenue Service ("IRS") that such stockholder is subject to backup withholding, such stockholder must cross out item 2 of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box marked "Awaiting TIN" on the Substitute Form W-9, and sign and date the Substitute Form W-9. If the "Awaiting TIN" box is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

          Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for more instructions.

          9.    Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at the address and phone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

          10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify Mellon Investor Services LLC, in its capacity as transfer agent for the Shares (toll free telephone number: 800-522-6645). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

          Under U.S. federal income tax law, you are required to provide the Depositary (as payer) with your correct taxpayer identification number ("TIN") on Substitute Form W-9 included below, if you are a U.S. holder of Shares, or on Form W-8 if you are a foreign holder. Form W-8 can be obtained by calling the Internal Revenue Service at 1-800-TAX-FORM. An individual's TIN is his or her social security number or taxpayer identification number. If the Depositary is not provided with the correct TIN, payments of cash that are made to you or another payee including payments of accrued but unpaid dividends, may be subject to 28% backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

          If backup withholding applies, the Depositary is required to withhold 28% of any such payments of cash made to you or another payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

          The box marked "Awaiting TIN" of the Substitute Form W-9 may be checked if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future. If you check that box, you or the other payee must also complete the "Certificate of Awaiting Taxpayer Identification Number" below. If you so certify, all amounts withheld will be returned to you if a properly certified TIN is provided to the Depositary within 60 days. Notwithstanding that the Awaiting TIN box is checked and the Certificate of Awaiting Taxpayer Identification Number is complete, the Depositary will withhold 28% of all such payments if you fail to certify under penalties of perjury that you are exempt from backup withholding.

          You are required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, such shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: MELLON INVESTOR SERVICES LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)

Part I Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. For individuals, this is your social security number. However, if you are a resident alien OR a sole proprietor, see the Instructions to Form W-9. For other entities, it is your employer identification number. If you do not have a number, see Obtaining a Number in the Guidelines.

Note: If the account is in more than one name, see the chart on whose number to enter.	Social security number ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ OR Employer identification number ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	Awaiting TIN ☐ Part II For U.S. Payees Exempt From Backup Withholding (See the Guidelines.)

Part III Certification Under penalties of perjury, I certify that:
1.
The number shown on this form is my correct taxpayer identification number (or I am awaiting for a number to be issued to me),

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.
I am a U.S. person (including a U.S. resident alien).

Certificate Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the Guidelines.)

Sign Here	Signature	Date

  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS OF CASH MADE TO YOU. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE "AWAITING TIN" BOX ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I certify under penalties of perjury that I am not subject to backup withholding and if I provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date

          Manually signed facsimile copies of the Letter of Transmittal will be accepted, but you should call to confirm receipt of the facsimile. The Letter of Transmittal, certificates for Share Certificates and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth on the first page.

          Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone numbers and location listed below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

470 West Avenue, Stamford, CT 06902
Banks and Brokers Call: (203) 658-9400
All Others Call Toll Free: (800) 607-0088

The Dealer Manager for the Offer is:

Goldman, Sachs & Co.

85 Broad Street
New York, New York 10004
(212) 902-1000 (Call Collect)
(800) 323-5678 (Call Toll Free)

QuickLinks

DESCRIPTION OF SHARES TENDERED
TENDER OF SHARES
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION